SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

               Date of Report: September 30, 1994

                       UNOCAL CORPORATION
- -----------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


     Delaware                    1-8483       95-3825062
- -----------------------------------------------------------------
(State or other jurisdiction of (Commission (I.R.S. Employer incoroporation or organization) File Number) Identification No.)

1201 West Fifth Street, Los Angeles, California           90017
- ----------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:(213) 977-7600

ITEM 5.   OTHER EVENTS

The attached complaint was filed on September 22, 1994.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               1. Text of the complaint as referenced in Item 5
                  to this report.

                            SIGNATURE


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              UNOCAL CORPORATION
                              ------------------
                                 (Registrant)





                         By:  /s/ CHARLES S. MCDOWELL
                              -----------------------
                              (Charles S. McDowell,
                              Vice President and Comptroller)







Dated: September 30, 1994
- -------------------------